Exhibit 99.1

Union Pacific Reports Second Quarter 2021 Results

Omaha, Neb., July 22, 2021 – Union Pacific Corporation (NYSE: UNP) today reported 2021 second quarter net income of $1.8 billion, or $2.72 per diluted share. This compares to $1.1 billion, or $1.67 per diluted share, in the second quarter 2020.

“The Union Pacific team leveraged volume growth, core pricing gains, and productivity to produce record quarterly results,” said Lance Fritz, Union Pacific chairman, president, and chief executive officer. “Beyond our strong financial performance, we also made progress on our goal to reduce our carbon footprint, which includes a 3% improvement in our fuel consumption rate. Importantly, these strong results were achieved in a challenging environment as our rail network continues to be impacted by supply chain disruptions, particularly in the Intermodal space. As we move into the second half of 2021, we will continue working with our customers and the broader supply chain to increase fluidity and efficiently handle the strong demand for freight transportation.”

Financial Results: Quarterly Records for Operating Ratio, Operating Income, Net Income, and Earnings Per Share

Second Quarter 2021 Compared to Second Quarter 2020

•	Operating revenue of $5.5 billion was up 30%.
•	Business volumes, as measured by total revenue carloads, increased 22%.
•	Union Pacific’s 55.1% operating ratio improved 590 basis points. Higher fuel prices negatively impacted the operating ratio by 210 basis points.
•	Operating Income of $2.5 billion was up 50%.
•	The company repurchased 12.2 million shares in second quarter 2021 at an aggregate cost of $2.7 billion.

Operating Performance: Quarterly Records for Workforce Productivity and Train Length; Second Quarter Records for Locomotive Productivity and Fuel Consumption Rate

Second Quarter 2021 Compared to Second Quarter 2020

•	Quarterly freight car velocity was 213 daily miles per car, a 6% decline.
•	Quarterly locomotive productivity was 140 gross ton-miles per horsepower day, a 3% improvement.
•	Average maximum train length was 9,410 feet, a 9% increase.
•	Fuel consumption rate, measured in gallons of fuel per thousand gross ton-miles (GTMs), improved 3%.
•	Quarterly workforce productivity was 1,060 car miles per employee, a 22% improvement.
•	Union Pacific’s first half reportable personal injury rate deteriorated to 0.95 per 200,000 employee-hours compared to 0.83 for first half 2020.

-more-

Second Quarter 2021 Earnings Conference Call

Union Pacific will webcast its second quarter 2021 earnings release presentation live at www.up.com/investor and via teleconference on Thursday, July 22, 2021, at 8:45 a.m. Eastern Time. Participants may join the conference call by dialing 877-407-8293 (or for international participants, 201-689-8349).

ABOUT UNION PACIFIC

Union Pacific (NYSE: UNP) delivers the goods families and businesses use every day with safe, reliable and efficient service. Operating in 23 western states, the company connects its customers and communities to the global economy. Trains are the most environmentally responsible way to move freight, helping Union Pacific protect future generations. More information about Union Pacific is available at www.up.com.

Union Pacific Investor contact: Brad Stock at 402-544-4227 or bkstock@up.com

Union Pacific Media contact: Clarissa Beyah at 402-957-4793 or cbeyah@up.com

Supplemental financial information is attached.

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This news release and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the Company’s expectations with respect to economic conditions and demand levels, its ability to improve network performance, its results of operations, and potential impacts of the COVID-19 pandemic. These statements are, or will be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates, or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2020, which was filed with the SEC on February 5, 2021. The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	2nd Quarter				Year-to-Date
For the Periods Ended June 30,	2021	2020	%		2021	2020	%
Operating Revenues
Freight revenues	$5,132	$3,972	29%		$9,781	$8,852	10%
Other	372	272	37		724	621	17
Total operating revenues	5,504	4,244	30		10,505	9,473	11
Operating Expenses
Compensation and benefits	1,022	905	13		2,048	1,964	4
Depreciation	550	551	-		1,099	1,098	-
Purchased services and materials	478	441	8		968	962	1
Fuel	497	247	U		908	681	33
Equipment and other rents	200	211	(5)		412	438	(6)
Other	284	235	21		604	533	13
Total operating expenses	3,031	2,590	17		6,039	5,676	6
Operating Income	2,473	1,654	50		4,466	3,797	18
Other income, net	125	131	(5)		176	184	(4)
Interest expense	(282)	(289)	(2)		(572)	(567)	1
Income before income taxes	2,316	1,496	55		4,070	3,414	19
Income taxes	(518)	(364)	42		(931)	(808)	15
Net Income	$1,798	$1,132	59%		$3,139	$2,606	20%

Share and Per Share
Earnings per share - basic	$2.73	$1.67	63%		$4.73	$3.83	23%
Earnings per share - diluted	$2.72	$1.67	63		$4.72	$3.82	24
Weighted average number of shares - basic	658.5	677.7	(3)		663.1	681.0	(3)
Weighted average number of shares - diluted	660.1	679.2	(3)		664.7	682.7	(3)
Dividends declared per share	$1.07	$0.97	10		$2.04	$1.94	5

Operating Ratio	55.1%	61.0%	(5.9)	pts	57.5%	59.9%	(2.4)	pts
Effective Tax Rate	22.4%	24.3%	(1.9)	pts	22.9%	23.7%	(0.8)	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2nd Quarter			Year-to-Date
For the Periods Ended June 30,	2021	2020	%	2021	2020	%
Freight Revenues (Millions)
Grain & grain products	$795	$644	23%	$1,561	$1,333	17%
Fertilizer	179	168	7	349	342	2
Food & refrigerated	251	205	22	486	455	7
Coal & renewables	423	369	15	764	790	(3)
Bulk	1,648	1,386	19	3,160	2,920	8
Industrial chemicals & plastics	498	435	14	933	930	-
Metals & minerals	467	368	27	842	837	1
Forest products	348	266	31	664	569	17
Energy & specialized markets	546	431	27	1,076	1,058	2
Industrial	1,859	1,500	24	3,515	3,394	4
Automotive	428	189	F	875	713	23
Intermodal	1,197	897	33	2,231	1,825	22
Premium	1,625	1,086	50	3,106	2,538	22
Total	$5,132	$3,972	29%	$9,781	$8,852	10%
Revenue Carloads (Thousands)
Grain & grain products	204	167	22%	407	342	19%
Fertilizer	54	53	2	98	99	(1)
Food & refrigerated	48	41	17	93	89	4
Coal & renewables	198	186	6	372	394	(6)
Bulk	504	447	13	970	924	5
Industrial chemicals & plastics	156	141	11	296	295	-
Metals & minerals	182	162	12	328	336	(2)
Forest products	64	50	28	124	106	17
Energy & specialized markets	138	115	20	277	277	-
Industrial	540	468	15	1,025	1,014	1
Automotive	173	79	F	353	287	23
Intermodal [a]	878	724	21	1,674	1,433	17
Premium	1,051	803	31	2,027	1,720	18
Total	2,095	1,718	22%	4,022	3,658	10%
Average Revenue per Car
Grain & grain products	$3,894	$3,861	1%	$3,838	$3,901	(2)%
Fertilizer	3,304	3,181	4	3,550	3,456	3
Food & refrigerated	5,226	4,986	5	5,230	5,142	2
Coal & renewables	2,134	1,979	8	2,051	2,001	2
Bulk	3,266	3,099	5	3,256	3,161	3
Industrial chemicals & plastics	3,189	3,086	3	3,153	3,148	-
Metals & minerals	2,569	2,276	13	2,567	2,494	3
Forest products	5,463	5,256	4	5,357	5,361	-
Energy & specialized markets	3,944	3,739	5	3,886	3,813	2
Industrial	3,442	3,201	8	3,430	3,345	3
Automotive	2,479	2,388	4	2,482	2,487	-
Intermodal [a]	1,363	1,241	10	1,332	1,274	5
Premium	1,547	1,354	14	1,532	1,476	4
Average	$2,449	$2,312	6%	$2,432	$2,420	-%
[a]	For intermodal shipments each container or trailer equals one carload. 2

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Jun. 30,	Dec. 31,
Millions, Except Percentages	2021	2020
Assets
Cash and cash equivalents	$1,115	$1,799
Short-term investments	46	60
Other current assets	2,603	2,355
Investments	2,277	2,164
Properties, net	54,148	54,161
Operating lease assets	1,635	1,610
Other assets	249	249
Total assets	$62,073	$62,398

Liabilities and Common Shareholders' Equity
Debt due within one year	$1,110	$1,069
Other current liabilities	3,247	3,104
Debt due after one year	27,702	25,660
Operating lease liabilities	1,256	1,283
Deferred income taxes	12,389	12,247
Other long-term liabilities	2,066	2,077
Total liabilities	47,770	45,440
Total common shareholders' equity	14,303	16,958
Total liabilities and common shareholders' equity	$62,073	$62,398

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Year-to-Date
For the Periods Ended June 30,	2021	2020
Operating Activities
Net income	$3,139	$2,606
Depreciation	1,099	1,098
Deferred income taxes	128	171
Other - net	(147)	517
Cash provided by operating activities	4,219	4,392
Investing Activities
Capital investments	(1,190)	(1,599)
Maturities of short-term investments	48	75
Purchases of short-term investments	(24)	(75)
Other - net	95	182
Cash used in investing activities	(1,071)	(1,417)
Financing Activities
Share repurchase programs	(4,085)	(2,556)
Debt issued	2,896	4,004
Dividends paid	(1,350)	(1,319)
Debt repaid	(691)	(770)
Accelerated share repurchase programs pending final settlement	(400)	(400)
Debt Exchange	(268)	-
Net issuance of commercial paper	125	(1)
Other - net	(34)	(65)
Cash used in financing activities	(3,807)	(1,107)
Net Change in Cash, Cash Equivalents and Restricted Cash	(659)	1,868
Cash, cash equivalents, and restricted cash at beginning of year	1,818	856
Cash, Cash Equivalents, and Restricted Cash at End of Period	$1,159	$2,724
Free Cash Flow*
Cash provided by operating activities	$4,219	$4,392
Cash used in investing activities	(1,071)	(1,417)
Dividends paid	(1,350)	(1,319)
Free cash flow	$1,798	$1,656

*Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	2nd Quarter				Year-to-Date
For the Periods Ended June 30,	2021	2020	%		2021	2020	%
Operating/Performance Statistics
Freight car velocity (daily miles per car) [a]	213	227	(6)%		211	218	(3)%
Average train speed (miles per hour) *	25.0	26.9	(7)		25.1	26.0	(3)
Average terminal dwell time (hours) *	22.9	21.6	6		23.2	22.8	2
Locomotive productivity (GTMs per horsepower day)	140	136	3		139	133	5
Gross ton-miles (GTMs) (millions)	207,803	170,626	22		400,890	371,923	8
Train length (feet)	9,410	8,664	9		9,330	8,517	10
Intermodal car trip plan compliance (%)	71	82	(11)	pts	74	83	(9) pts
Manifest/Automotive car trip plan compliance (%)	67	76	(9)	pts	68	69	(1) pts
Workforce productivity (car miles per employee)	1,060	868	22		1,031	882	17
Total employees (average)	30,066	30,059	-		29,910	31,965	(6)

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$ 2.16	$ 1.26	71%		$ 2.01	$ 1.59	26%
Fuel consumed in gallons (millions)	223	189	18		439	414	6
Fuel consumption rate**	1.072	1.107	(3)		1.095	1.112	(2)

Revenue Ton-Miles (Millions)
Grain & grain products	20,190	16,242	24%		40,538	32,353	25%
Fertilizer	3,169	3,116	2		6,164	6,160	-
Food & refrigerated	4,641	3,752	24		9,139	8,258	11
Coal & renewables	20,716	18,188	14		38,252	38,193	-
Bulk	48,716	41,298	18		94,093	84,964	11
Industrial chemicals & plastics	7,990	6,286	27		15,045	13,460	12
Metals & minerals	8,584	6,402	34		15,460	14,935	4
Forest products	6,706	5,398	24		13,024	11,439	14
Energy & specialized markets	9,112	7,276	25		18,702	19,322	(3)
Industrial	32,392	25,362	28		62,231	59,156	5
Automotive	3,769	1,740	F		7,542	6,229	21
Intermodal	19,878	17,514	13		38,253	35,248	9
Premium	23,647	19,254	23		45,795	41,477	10
Total	104,755	85,914	22%		202,119	185,597	9%

[a]Prior years have been realigned to conform to the current year presentation.

* Surface Transportation Board reported performance measures.

**Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2021
Millions, Except Per Share Amounts and Percentages,	1st Qtr	2nd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$4,649	$5,132	$9,781
Other revenues	352	372	724
Total operating revenues	5,001	5,504	10,505
Operating Expenses
Compensation and benefits	1,026	1,022	2,048
Depreciation	549	550	1,099
Purchased services and materials	490	478	968
Fuel	411	497	908
Equipment and other rents	212	200	412
Other	320	284	604
Total operating expenses	3,008	3,031	6,039
Operating Income	1,993	2,473	4,466
Other income, net	51	125	176
Interest expense	(290)	(282)	(572)
Income before income taxes	1,754	2,316	4,070
Income taxes	(413)	(518)	(931)
Net Income	$1,341	$1,798	$3,139

Share and Per Share
Earnings per share - basic	$2.01	$2.73	$4.73
Earnings per share - diluted	$2.00	$2.72	$4.72
Weighted average number of shares - basic	667.6	658.5	663.1
Weighted average number of shares - diluted	669.2	660.1	664.7
Dividends declared per share	$0.97	$1.07	$2.04

Operating Ratio	60.1%	55.1%	57.5%
Effective Tax Rate	23.5%	22.4%	22.9%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2021
	1st Qtr	2nd Qtr	Year-to-Date
Freight Revenues (Millions)
Grain & grain products	$766	$795	$1,561
Fertilizer	170	179	349
Food & refrigerated	235	251	486
Coal & renewables	341	423	764
Bulk	1,512	1,648	3,160
Industrial chemicals & plastics	435	498	933
Metals & minerals	375	467	842
Forest products	316	348	664
Energy & specialized markets	530	546	1,076
Industrial	1,656	1,859	3,515
Automotive	447	428	875
Intermodal	1,034	1,197	2,231
Premium	1,481	1,625	3,106
Total	$4,649	$5,132	$9,781
Revenue Carloads (Thousands)
Grain & grain products	203	204	407
Fertilizer	44	54	98
Food & refrigerated	45	48	93
Coal & renewables	174	198	372
Bulk	466	504	970
Industrial chemicals & plastics	140	156	296
Metals & minerals	146	182	328
Forest products	60	64	124
Energy & specialized markets	139	138	277
Industrial	485	540	1,025
Automotive	180	173	353
Intermodal [a]	796	878	1,674
Premium	976	1,051	2,027
Total	1,927	2,095	4,022
Average Revenue per Car
Grain & grain products	$3,782	$3,894	$3,838
Fertilizer	3,852	3,304	3,550
Food & refrigerated	5,234	5,226	5,230
Coal & renewables	1,958	2,134	2,051
Bulk	3,246	3,266	3,256
Industrial chemicals & plastics	3,113	3,189	3,153
Metals & minerals	2,563	2,569	2,567
Forest products	5,244	5,463	5,357
Energy & specialized markets	3,828	3,944	3,886
Industrial	3,417	3,442	3,430
Automotive	2,485	2,479	2,482
Intermodal [a]	1,299	1,363	1,332
Premium	1,517	1,547	1,532
Average	$2,413	$2,449	$2,432

[a]For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Adjusted Debt / Adjusted EBITDA*
Millions, Except Ratios	Jun. 30,	Dec. 31,
for the Trailing Twelve Months Ended [a]	2021	2020
Net income	$5,882	$5,349
Add:
Income tax expense	1,754	1,631
Depreciation	2,211	2,210
Interest expense	1,146	1,141
EBITDA	$10,993	$10,331
Adjustments:
Other income, net	(279)	(287)
Interest on operating lease liabilities**	53	59
Adjusted EBITDA	$10,767	$10,103
Debt	$28,812	$26,729
Operating lease liabilities	1,553	1,604
Unfunded pension and OPEB, net of taxes of $180 and $195	607	637
Adjusted debt	$30,972	$28,970
Adjusted debt / Adjusted EBITDA	2.9	2.9

Comparable Adjusted Debt / Adjusted EBITDA*
	Jun. 30,	Dec. 31,
for the Trailing Twelve Months Ended [a]	2021	2020
Adjusted debt / Adjusted EBITDA	2.9	2.9
Factors Affecting Comparability:
Brazos yard impairment [b]	(0.1)	(0.1)
Comparable Adjusted Debt / Adjusted EBITDA*	2.8	2.8

[a]The trailing twelve months income statement information ended June 30, 2021, is recalculated by taking the twelve months ended December 31, 2020, subtracting the six months ended June 30, 2020, and adding the six months ended June 30, 2021.

[b]Adjustments remove the impact of $209 million from net income and $69 million from income tax expense for the year ended December 31, 2020. See page 9 for a reconciliation to GAAP.

*Total debt plus operating lease liabilities plus after-tax unfunded pension and OPEB obligation divided by net income plus income tax expense, depreciation, amortization, interest expense, and adjustments for other income and interest on operating lease liabilities. Adjusted debt to adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, and adjustments for other income and interest on operating lease liabilities) and comparable adjusted debt to adjusted EBITDA are considered a non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe these measures are important to management and investors in evaluating the Company’s ability to sustain given debt levels (including leases) with the cash generated from operations. In addition, a comparable measure is used by rating agencies when reviewing the Company’s credit rating. Adjusted debt to adjusted EBITDA and comparable adjusted debt to adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income. The table above provides reconciliations from net income to adjusted debt to adjusted EBITDA and comparable adjusted debt to adjusted EBITDA. At June 30, 2021, and December 31, 2020, the incremental borrowing rate on operating lease liabilities was 3.4% and 3.7%, respectively.

**Represents the hypothetical interest expense we would incur (using the incremental borrowing rate) if the property under our operating leases were owned or accounted for as finance leases.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Financial Performance*
Millions, Except Per Share Amounts and Percentages	Reported results	Brazos Yard	Adjusted results
	(GAAP)	Impairment	(non-GAAP)
For the Year Ended December 31, 2020
Income taxes	$1,631	$69	$1,700
Net income	$5,349	$209	$5,558

*

The above table reconciles our results for the year ended December 31, 2020, to adjusted results that exclude the impact of certain items identified as affecting comparability. We use adjusted income taxes and adjusted net income, as applicable, among other measures, to evaluate our actual operating performance. We believe these non-GAAP financial measures provide valuable information regarding earnings and business trends by excluding specific items that we believe are not indicative of our ongoing operating results of our business, providing a useful way for investors to make a comparison of our performance over time and against other companies in our industry. Since these are not measures of performance calculated in accordance with GAAP, they should be considered in addition to, rather than as a substitute for, income taxes and net income.